CONDENSED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended		69 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2013
Revenues	$ 0	$ 0	$ 0
Operating Expenses:
General and Administrative	2,145,497	1,285,930	3,530,916
Rent and other related party costs	148,750	14,500	168,250
Research and development	254,722	0	254,722
Loss from operations	(2,548,969)	(1,300,430)	(3,953,888)
Other expenses
Foreign currency translation	(42)	(2,523)	(2,565)
Interest expense	(346,912)	(18,300)	(370,985)
Change in fair value of derivative liability	124,855	0	124,855
Financing cost	(78,458)	0	(78,458)
Gain on settlement of debt	107,004	0	107,004
Net loss	$ (2,742,522)	$ (1,321,253)	$ (4,174,037)
Loss per share - Basic and diluted	$ (0.05)	$ (0.03)
Weighted average number of common shares outstanding, basic and diluted	53,370,064	51,451,096